ARROW MANAGED FUTURES STRATEGY FUND

CLASS A SHARES: MFTFX

CLASS C SHARES: MFTTX

INSTITUTIONAL CLASS SHARES: MFTNX

(the “Fund,” a series of Arrow Investments Trust)

Supplement dated July 17, 2015
to the Prospectus dated November 5, 2014

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Based on the recommendation of the Fund’s investment adviser, the following changes will take place with respect to the Arrow Managed Futures Strategy Fund on or about September 15, 2015:

1) The Fund’s investment objective will be changed to the following:

The Fund seeks long-term capital appreciation and to achieve absolute returns.

2) The Fund’s Principal Investment Strategies will be changed to the following:

The Fund pursues its investment objective by implementing a fixed income strategy and a managed futures strategy.

The managed futures strategy generates capital appreciation by investing in limited partnerships, corporations operating as investment funds, limited liability companies and other types of pooled investment vehicles that employ the managed futures program of DUNN Capital Management, LLC (“Dunn”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission (collectively, "Underlying Funds") and in derivative instruments, such as swap contracts, structured notes or other securities or derivatives, that provide exposure to DUNN’s World Monetary and Agriculture Program (the “WMA Program”). The Fund does not invest more than 25% of its assets in contracts with any one counterparty.

Dunn was founded in 1974 and started to implement the WMA program in 1984. The WMA Program uses quantitative modeling to develop and maintain systematic trading strategies driven by data across financial and commodity markets. The WMA Program was designed to analyze market data to identify trends and relationships occurring within and across markets and asset classes.  The WMA Program is constructed to capture both up and down price trends in physical commodities and financial futures markets.  The WMA Program allocates assets across a blend of financial futures (including, interest rates, equity indices, and currencies, and physical commodities, such as, energy, metals and agriculture).  The financial futures and physical commodity components are positioned either long, flat or short based on the systematic trading strategy.

The WMA Program consists of trend following and other quantitative strategies that aim for low correlation to traditional asset classes such as equities and fixed income and are diversified by investment style, information source, investment holding period and instrument.

The Fund executes its managed futures strategy primarily by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Arrow MFT Subsidiary"). The Arrow MFT Subsidiary will invest the majority of its assets in one or more Underlying Funds, swap contracts, structured notes and other investments intended to serve as margin or collateral for derivative positions. The Arrow MFT Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The adviser, Arrow Investments, LLC (the “Adviser") anticipates allocating approximately 25% of Fund assets to the managed futures strategy and approximately 75% to the fixed income strategy. However, as market conditions change, ranges may change.

To the extent the Adviser is utilizing derivatives to gain exposure to the WMA Program, it is anticipated that the Fund will use a total return swap (the “Swap”), a type of derivative instrument based on an underlying asset (“Underlying Asset”) designed to replicate the aggregate returns of the WMA Program.

The Swap is based on a notional amount agreed upon by the adviser and the counterparty.  The adviser may add or remove managers from the Swap or adjust the notional exposure between the managers within the Swap.  Generally, the fees and expenses of the Swap are based on the notional value.  The Underlying Asset is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the managers.  Because the Underlying Asset is designed to replicate the returns of the WMA Program, the performance of the Fund will depend on the ability of the managers to generate returns in excess of the costs of the Underlying Asset.

Prospective investors should note that Dunn is not responsible for the formation or the operation of, and does not act as an adviser to, the Fund or the Arrow MFT Subsidiary and does not make recommendations or representations with respect to the Fund or the Arrow MFT Subsidiary. Other than reviewing the description of the WMA Program, Dunn has not had any involvement in the preparation of this Prospectus and is not responsible or liable for the contents hereof.  Prospective investors will not be investing their funds with Dunn, will not have voting rights or a direct interest in any Dunn fund, and will have no standing or recourse against the Dunn with respect to the Fund, its operations or performance. In addition, while the Fund and the Subsidiary may gain exposure to the WMA Program through one or more trading companies that employ the WMA Program and/or derivative instruments such as swap agreements that provide exposure to the WMA Program, neither the Fund nor the Arrow MFT Subsidiary will have a direct interest in any Dunn fund.

The Fund executes its fixed income strategy primarily by investing in U.S. government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less. The Fund’s fixed income strategy is primarily used to collateralize its derivative positions.

The Fund's Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objective.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

3) References to benchmark tracking risk relating to the Fund in the Prospectus should be disregarded.

4) Due to the change in strategy, the section “Fees and Expense of the Fund” will be replaced with the following:

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 49 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 64 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a% of redemption proceeds)	1.00%	None	None
Redemption Fee (as a% of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(1)	1.06%	1.06%	1.06%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.17%	2.92%	1.92%
Fee Waiver(3)	(0.51)%	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver	1.66%	2.41%	1.41%

(1) “Other Expenses” include  the expenses of the Fund’s consolidated wholly-owned subsidiary. “Other Expenses” does not include the fees paid to the counterparties to the Fund’s total return swaps (the “Swaps”), or the management fees, performance fees, and expenses of  the trading vehicles or commodity pools (“Underlying Asset”) that serve as the reference asset of the Swaps.   These fees and expenses, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Swap and represent an indirect cost of investing in the Fund.  Generally, the Swap counterparties  charge 0.50% of the notional value of the Swap, and the management and performance fees of the Underlying Asset, which are paid to the commodity trading adviser (“CTA”), range up to 25% of the returns.

(2) Restated. Acquired Fund Fees and Expenses for the Fund’s current fiscal year are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) The Fund's adviser has contractually agreed to waive its fees and/or reimburse expenses of the Fund, at least until November 30, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, swap fees and expenses, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund expenses or extraordinary expenses such as litigation) do not exceed 1.65%, 2.40% and 1.40% of its average daily net assets of the Class A, Class C and Institutional Class shares, respectively of Fund.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund's adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$734	$1,169	$1,629	$2,897
Class C	$244	$856	$1,493	$3,206
Institutional Class	$144	$554	$989	$2,202

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information each dated November 5, 2014. This document provides information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.